                                       Oppenheimer California Municipal Fund
                                       Supplement dated June 7, 2002 to the
                                        Prospectus dated November 28, 2001

The prospectus supplement dated May 30, 2002 is withdrawn.

1.  The Prospectus is changed by adding the following paragraph beneath the table captioned "Annual Fund
Operating Expenses" appearing in the section "Fees and Expenses of the Fund" on page 6 :

         Effective  January 1, 2000, the Manager has  voluntarily  undertaken to limit its management fees to a maximum  annual  rate of 0.55% of average  annual  net assets for each class of shares.  The
         Manager can withdraw that waiver at any time.

2.  The third bullet point at the end of the first paragraph under the section titled "THE FUND'S PRINCIPAL
INVESTMENT POLICIES" on page 7 of the prospectus is deleted and replaced with the following:

         "invests at least 80% of its net assets in California municipal securities."

3.       The following sentence is added before the second full paragraph in the section titled "THE FUND'S
PRINCIPAL INVESTMENT POLICIES" on page 7:

         "Securities  that generate  income subject to  alternative  minimum tax (AMT) will count towards the 80% municipal securities requirement."

4. The Prospectus is changed by adding the following paragraph to the end of the "How the Fund is Managed"
section on page 10:

         At a meeting held on December 13, 2001, the Board of Trustees/Directors of the Fund approved various changes to the Fund's fundamental investment policies and submission of an amended and restated declaration of trust. Approval of the Fund's shareholders is required before the Fund's fundamental investment policies can be changed and before an amended and restated declaration of trust can be adopted. On or about June 10, 2002, shareholders of the Fund on the record date will be mailed proxy material explaining the reasons for the proposed changes. In addition, on or about June 10, 2002, a copy of the proxy statement will be available for information purposes on the OppenheimerFunds website at www. oppenheimerfunds.com. After that date, shareholders may also call 1.800.708.7780 to request a copy of the proxy statement. If the proposals are approved by shareholders, the
Fund's prospectus and/or statement of additional information will be revised to reflect the approved changes.

June 7, 2002                                                                    PS0790.016